UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 3

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) June 9, 2005

UNIVEC, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	0-22413	11-3163455
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

4810 Seton Drive, Baltimore, MD 21215
(Address of principal executive offices)

(410) 347-9959
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 4.01. CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL
STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED
INTERIM REVIEW.

In the Form 8-K/A Amendment No.2 dated January 11, 2006, the Registrant omitted filing a current letter from Most & Co, LLP, the prior registered independent public accounting firm, addressed to the Securities and Exchange Commission stating whether it agrees with the relevant Items 4.01 and 4.02 statements regarding Item 304(a)(1)(C) - (E). These are the Items discussed in the Form 8-K/A Amendment No.2 dated January 11, 2006.

Attached is a January 23, 2006 letter from Most & Company LLP, regarding whether it agrees with the statements discussed in the Form 8-K/A Amendment No.2 dated January 11, 2006 regarding Item 304(a)(1)(C) - (E) as provided by the Registrant.

ITEM 9.01. EXHIBITS.

Exhibit Number 16.3 - Letter from Most & Company LLP, dated January 23, 2006 regarding whether it agrees with the statements with reference to Items 4.01 and 4.02 as provided by the Registrant’s Form 8-K/A Amendment No.2 dated January 11, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Univec, Inc.

January 24, 2006	By:	/s/ David Dalton
David Dalton
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
16.3
Most & Company, LLP letter dated January 23, 2006 to the U. S. Securities and Exchange Commission regarding whether it agrees with the statements regarding Item 304(a)(1)(C) - (E) as provided by the Registrant in Form 8-K/A Amendment No.2 dated January 11, 2006.